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                      MERRILL LYNCH LIFE INSURANCE COMPANY

              MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

                         SUPPLEMENT DATED MARCH 20, 2002
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2001
                                       FOR
                                 PORTFOLIO PLUS


                      ML LIFE INSURANCE COMPANY OF NEW YORK

                ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT

                         SUPPLEMENT DATED MARCH 20, 2002
                                     TO THE
                PROSPECTUSES DATED MAY 1, 1993 AND AUGUST 1, 1997
                                       FOR
                                 PORTFOLIO PLUS

        On January 25, 2002, Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York ("MLLICNY"), and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of Class A shares of the Large Cap Core Focus Fund of the Merrill Lynch Variable Series Funds, Inc. ("Variable Series Funds") for Class A shares of the Natural Resources Focus Fund of the Variable Series Funds. To the extent required by law, approvals of the substitution will also be obtained from the state insurance regulators in certain jurisdictions.

        If approved, the effect of the share substitutions will be to replace the Class A shares of the Natural Resources Focus Fund with Class A shares of the Large Cap Core Focus Fund as investment options under your variable annuity contract. The Large Cap Core Focus Fund is described in the fund's current prospectus, which you previously received under separate cover.

        MLLIC and MLLICNY propose to carry out the proposed substitution after all necessary regulatory approvals have been obtained (anticipated to occur following the close of business on April 30, 2002) by redeeming the Class A Shares of the Natural Resources Focus Fund in cash and purchasing with the proceeds Class A shares of the Large Cap Core Focus Fund. If carried out, the proposed substitution would result in the involuntary reinvestment of contract owners' cash value that remained invested in the Natural Resources Focus Fund on April 30, 2002.

        The investment objective of the Large Cap Core Focus Fund is as follows:

        LARGE CAP CORE FOCUS FUND: To seek high total investment return.

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        Contract owners and prospective purchasers should carefully read the prospectus for the Large Cap Core Focus Fund. Additional copies of the fund's prospectus are available from MLLIC (call 1-800-535-5549) and MLLICNY (call 1-800-333-6524).

        From January 25, 2002 until 30 days after the date of the proposed substitution, you may transfer contract value under the contract invested in the Natural Resources Focus Fund to other available subaccount(s) without charge. In addition, neither MLLIC nor MLLICNY will exercise any rights by MLLIC or MLLICNY under the Contracts to impose any restrictions or charges on transfers until at least 30 days after the proposed substitution.

        The Natural Resources Focus Fund is currently closed to new purchase payments and transfers of contract value. In connection with the proposed substitution, after April 30, 2002, the Natural Resources Focus Fund will no longer be available as an investment option under your Contract.